UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2009

ON4 COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File Number: 000-53666

10575 N.114th Street, Suite 103

Scottsdale, AZ  85259

(Address of principal executive offices)

(480) 344-7755
(Registrant’s telephone number, including area code)

Sound Revolution Inc.
925 West Georgia Street, Suite 1820
Vancouver, British Columbia
Canada V6C 3L2

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

On May 1, the Registrant (formerly Sound Revolution Inc.) completed a merger with On4 Communications, Inc.  Pursuant to the terms of the merger agreement signed on April 7, 2009 the Registrant acquired all assets and liabilities of On4 Communications, Inc. by issuing new shares to all former shareholders of On4 on a 1 to 1 basis. The Registrant reported completion of the merger in Item 2.01 of its Report on Form 8-K filed May 7, 2009. On July 2, 2009 the Registrant filed a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State to change its name to On4 Communications Inc. The Registrant hereby amends its report on Form 8-K filed on May 7, 2009 to include the financial statements of On4 Communications, Inc. as required by Rule 8-04(b) of Regulation S-X, and the pro-forma financial statements of Sound Revolution Inc. as required by Rule 8-05 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

(a)     Financial Statements of business acquired.

          (i) audited financial statements of On4 Communications, Inc. for the years ended October 31, 2008 and 2007; and

          (ii) unaudited financial statements of On4 Communications, Inc. for the six months ended April 30, 2009.

(b)     Pro forma financial information

          (i) pro forma Financial Statements of Sound Revolution Inc. as at February 28, 2009.

(c)	Exhibits. The following exhibits are included as part of this report:

	99.1	On4 Communications, Inc.
(i) Report of Saturna Group Chartered Accountants LLP. (ii) Audited Financial Statements for the years ended October 31, 2008 and October 31, 2007.
	99.2	Unaudited Financial Statements for the six months ended April 30, 2009.
	99.3	Pro Forma Financial Statements of Sound Revolution Inc. as at February 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2009	Sound Revolution Inc.
(Registrant)

By:	/s/ Penny Green
President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Treasurer, Secretary

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